UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 7, 2001

                        MERCHANTPARK COMMUNICATIONS, INC.
                              (Name of Registrant)

  Nevada                               0-29595                 88-0441332
(State or other jurisdiction          (Commission            (IRS Employer
 of incorporation)                    File Number)          Identification No.)


               2921 N. Tenaya Way, Suite 216, Las Vegas, NV 89128
                    (Address of principle executive offices)

Registrants telephone number, including area code     (702) 947-4877 ext. 234


                        WESTNET COMMUNICATION GROUP, INC.

          (Former name or former address, if changed since last report)


Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days.

         Yes      [  X  ]                            No     [     ]

The Company had 3,500,000 shares of common stock outstanding at December 31, 2000.

Transitional Small Business Disclosure Format (check one):


         Yes      [     ]                            No     [  X  ]





Item 1.  Changes in Control of Registrant

         No events to report.

Item 2.  Acquisition or Disposition of  Assets

         No events to report.

Item 3.  Bankruptcy or Receivership

         No event to report.

Item 4.  Changes in Registrants Certifying Accountant

         Change of  Companys Accountant

a. ON August 7, 2001 Merchant Park changes its independent public accountant to HJ and Associates, LLC.

b. Randy Simpson CPA, P.C., was Merchant Park Communications, (formerly Westnet Communications, Inc) independent public accountant, and have issued all reports on financial statements of Merchantpark since October 1999 and 2000 date. No reports contained any adverse opinions or disclaimers of opinion and were not modified as to audit scope or accounting principals.

c. There have been no disagreements with Randy Simpson, CPA, P.C., on any matter of accounting principal or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of Randy Simpson, CPA, P.C., would have caused Randy Simpson, CPA, P.C., to made reference to such matter in connection with its reports.

         Hiring of HJ and Associates, LLC.

a. On August 7, 2001, Merchantpark Communications, Inc., appointed HJ and Associates, LLC., as its independent public accountants for the fiscal year ending December 31, 2001. During Merchantpark Communications, Inc., fiscal year the Company has not consulted with HJ and Associates, LLC., on items regarding either (1) the application of accounting principles to a specific transaction, either completed or proposed, (2) the type of audit that might be rendered on the financial statements; or (3) the subject matter of any disagreement or event (as defined in Item 304 (a)(1)(iv) of regulation SB).

Merchantpark Communications, Inc., has furnished Randy Simpson, with a copy of the foregoing disclosure and requested Randy Simpson to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of the letter from Randy Simpson to the Securities and Exchange Commission dated August 7, 2001 is filed as exhibit hereto.

Item 5.  Other Matters

On August 9, 2001 the Board of Direcors appointed Scott Thomasson to be the President of Merchantpark Communications, Inc. Mr. Thomasson fills a vacancy created by the resignation of Shawn Balaghi.

         Below please find a five year biography on Mr. Thomasson.

         September 2000 to Present
         Scott has served as the CEO, secretary and director of Merchantpark Communications, Inc.

         May 2000 to September 2000
         Scott joined Bell Canada as an internet specialist for their startup in Western Canada as Bell Intrigna.

         January 1999 to May 2000
         Scott served as Sales/ Business Development director for NetNation Communications, Inc. a world leader in the webhosting arena and a publicly listed Nasdaq company.

         January 1995 to December 1998
         Scott served a President of his own web development and hosting firm, Globalforce Marketing Group. Working with individual businesses to help them develop an internet presence in the early stages of the internet.


Item 6.  Resignation of Registrants Directors

         No event to report.

Item 7.  Financial Statements

         None.


Exhibits

         4.1      Accounting Letter

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereinto duly authorized.
                                      Merchantpark Communications, Inc.
                                      Formerly Westnet Communication Group, Inc.


                                             /S/ Scott Thomasson
                                            President, Scott Thomasson


                                            /S/ Scott Thomasson
                                            Secretary, Scott Thomasson



Dated this 7th day of  August 2001.